UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: September 30, 2005

(Date of earliest event reported)

ARMSTRONG HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	000-50408	23-3033414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

(b)

On September 30, 2005, the U.S. District Court issued an Order authorizing and approving the material terms of (i) an annual incentive plan (as amended, the “Management Achievement Plan” or the “MAP”) and (ii) a long-term cash incentive plan (as amended, the “1999 Long-Term Incentive Plan or the “LTIP.” A copy of the MAP, as amended, is filed as Exhibit 10.1 to this report. A copy of the LTIP and the 2005 Supplement to the LTIP are filed with this report as Exhibit 10.2 and Exhibit 10.3. A copy of the U.S. District Court’s Order Authorizing and Approving Management Achievement Plan and Long-Term Incentive Plan for Key Employees is filed as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

No. 10.1	Management Achievement Plan, as amended August 1, 2005.

No. 10.2	1999 Long-Term Incentive Plan.

No. 10.3	2005 Supplement, dated August 1, 2005, to the 1999 Long-Term Incentive Plan.

No. 99.1	Order of the U.S. District Court dated September 30, 2005 Authorizing and Approving Management Achievement Plan and Long-Term Incentive Plan for Key Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG HOLDINGS, INC.

By:	/s/ WALTER T. GANGL
Walter T. Gangl
Deputy General Counsel and Assistant Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ WALTER T. GANGL
Walter T. Gangl
Assistant Secretary

Date: October 3, 2005

EXHIBIT INDEX

Exhibit No.	Description

No. 10.1	Management Achievement Plan, as amended August 1, 2005.

No. 10.2	1999 Long-Term Incentive Plan.

No. 10.3	2005 Supplement, dated August 1, 2005, to the 1999 Long-Term Incentive Plan.

No. 99.1	Order of the U.S. District Court dated September 30, 2005 Authorizing and Approving Management Achievement Plan and Long-Term Incentive Plan for Key Employees.